Exhibit 99.1

CONFIDENTIAL Nasdaq: ACUR Fall 2015 Abuse Deterrent Specialty Pharmaceuticals

Nasdaq: ACUR General Caution Regarding Forward Looking Statements Certain statements in this presentation constitute “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 . Such forwarding - looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward - looking statements . These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties . Given these uncertainties, you should not place undue reliance on these forward - looking statements . We discuss many of these risks in greater detail in our filings with the Securities and Exchange Commission . Unless required by law, we undertake no obligation to update or revise any forward - looking statements to reflect new information or future events or developments . Forward - looking statements may include, but are not limited to: • the ability to fund, or obtain funding, for our continuing operations; • the ability to enter into future partnerships or maintain our current partnerships; • the results and timing of future development efforts, whether the FDA will accept those results and completeness of our studies, whether FDA will approve the products for marketing, and whether our technologies will actually reduce abuse if marketed; • the ability of our technologies, if approved, to be successfully marketed, including distribution, market acceptance, market share penetration, and the pricing and price discounts that may be offered; • exposure to infringement of patents, trademarks and other proprietary rights of third parties; and • the ability of our patents to protect our products from generic competition; 2

Nasdaq: ACUR Company Overview Nasdaq: ACUR 3

Nasdaq: ACUR Management, Board and Ownership » Key Management ▪ Bob Jones, President & CEO, Director (30+ years in pharmaceuticals) ▪ Peter Clemens, Sr. VP & CFO (25+ years in pharmaceuticals ) ▪ Al Brzeczko, PhD, Chief Scientific Officer (25+ years in pharmaceuticals ) » Board of Directors (non - management) ▪ William Skelly, CEO of Central Biomedia , Inc. ▪ George Ross, Consultant to early stage business and financial investor ▪ Bruce Wesson, former General Partner, Galen Partners ▪ Immanuel Thangaraj, Mgr. Director, Essex Woodlands Health Ventures » Ownership (11.8 million total common shares outstanding listed on Nasdaq) ▪ Galen Partners – 2.2 million ▪ Essex Woodlands – 2.0 million ▪ Deerfield Management – 1.0 million (invested in July, 2015) ▪ Sabby Capital – 0.9 million (invested in July 2015) ▪ Other investors – 5.7 million (comprised of ~ 1,000 investors) 4

Nasdaq: ACUR Abuse of Prescription Opioids Opioid Analgesics Morphine Hydrocodone (Vicodin®) Oxycodone (Percocet®, OxyContin®) etc. Moderate to Severe Pain US’s largest prescribed drug category Acute vs Chronic Immediate vs Extended Release Euphoria Over Ingestion Snorting Injection Tolerance, Dependence, & Addiction Respiratory Depression Overdose 70 million Patients 11 million Abusers 16,000 Deaths Annually Abuse Deterrent Formulations 5

Nasdaq: ACUR Abuse Deterrent Opioids – An Unmet Need 2003 - FDA calls for industry to develop abuse deterrent formulations 2005 - Prescription opioid abuse described as “epidemic” - Joseph Califano , National Center for Addiction and Substance Abuse 2015 - Prescription drug abuse is the Nation's fastest - growing drug problem and has been classified as an epidemic by the Centers for Disease Control and Prevention - Office of National Drug Control Policy website . “ We think this [abuse deterrence] is a high priority” “Oral abuse still remains very challenging in terms of abuse deterrent formulations” “[Current technologies] still allow abuse through oral, the most common source” “We need continued innovation” - Margaret Hamburg, FDA Commissioner FDA issues final guidance to industry on developing abuse deterrent opioids 6

Nasdaq: ACUR 0 5 10 15 20 25 Demerol® Methadone Tramadol Morphine OxyContin® Codeine Hydrocodone Percocet®, Percodan® & Tylox® Darvocet®, Darvon® & Tylenol® w/Codeine Vicodin®, Lortab®, & Lorcet® Lifetime abusers 12 and older (millions) Immediate - Release Opioid Abuse is Most Prevalent Source: SAMHSA, Office of Applied Studies, 2012 National Survey on Drug Use and Health Immediate Release Only Extended & Immediate Release Only "Availability is the mother of abuse“…. Joseph A. Califano 7

Nasdaq: ACUR FDA Incentivizes Oral Abuse Deterrence in Immediate - release Formulations • April 2015 – FDA Guidance “Abuse Deterrent Opioid – Evaluation and Labeling” • Immediate - release opioids containing acetaminophen (APAP) • Predominately abused by the oral route • Addressing nasal abuse may not meaningfully reduce abuse Oxycodone/APAP Hydrocodone/APAP 11.2B CII Tabs/Caps FDA has incentivized industry by holding out the two largest volume Immediate Release CII opioids for those that develop oral abuse deterrence 8

Nasdaq: ACUR Acura’s Abuse Deterrent Technology Platforms –; Opioid Abuse – Oral, Snorting and Injection –; Accidental overdose of NTI drugs –; Immediate - Release Segment –; $2.7 billion addressable segment with pricing leverage –; Partnership Opportunities –; Issued US Patent to 2033 –; Pseudoephedrine – Conversion to Methamphetamine –; Immediate and Extended Release Tablets –; $0.3 billion addressable market –; 2 Nexafed® IR products marketed by Acura –; Partnership Opportunities –; Issued US Patents to 2032 –; Opioid Abuse – Snorting and Injection –; Oxaydo ™ FDA Approved –; Worldwide license to Egalet –; Abuse Deterrent Labeling –; Issued US Patents to 2025 –; $0.4 billion addressable segment with pricing leverage 9

Nasdaq: ACUR Route of Abuse Addressed Company Technology Oral* Nasal IV Acura Limitx™ *; *; *; Acura Aversion® *; *; Purdue unknown *; *; Grunenthal Intac ™ IR *; *; Atlantic SMART/Script™ *; *; KemPharm Prodrug 1 *; *; Signature Prodrug *; *; Pisgah Acid soluble salts *; *; Limitx™ is at the forefront of ADF Technologies * Accidental or intentional over ingestion of tablets 1 Reduced AUC at 12 tabs. No reduction in Cmax or Drug Liking Nasdaq: ACUR Limitx™ is being developed in part with a grant from NIDA of the NIH “In partnership with the NIH, we [FDA] can continue to really move some of the [abuse deterrence] scientific thinking” … Margaret Hamburg, FDA Commissioner, 2015 10

Nasdaq: ACUR Illustration The Limitx™ Technology Product Formulation • Micro - particles containing the opioid active ingredient • Functional tablet matrix of other ingredients Oral Abuse Deterrence • Tablet matrix acts synergistically with the micro - particle ingredients to retard the release of micro - particle active ingredients when multiple tablets are ingested Nasal Abuse Deterrence • Micro - particles can not be reduced/tampered due to size • Micro - particles designed to be insoluble in the nasal environment IV Abuse Deterrence • Multi - step process is expected to be required to extract opioid for syringing 11

Nasdaq: ACUR Limitx™ Proof of Concept • .055N HCl simulated stomach acid • Blue line - Single Limitx™ tablet releases 100% in ~20 minutes • Red line – 8 Limitx™ tablets release 66% in ~120 minutes • Green line – 1 Dilaudid ® tablet releases 100% in ~60 minutes Nasdaq: ACUR 12

Nasdaq: ACUR Limitx™ Benefits Nasdaq: ACUR As identified by o pioid prescribers 13

Nasdaq: ACUR Immediate Release Opioids Market Opportunity 2014 Addressable Market (millions) Immediate - release Opioid Reference Brand(s) TRx Tablets Dollars Price/ Tab* Hydrocodone/APAP Vicodin, Norco 117.5 6,883 984 .14 Oxycodone/APAP Percocet 35.5 2,206 994 .45 Oxycodone Roxicodone 14.8 1,672 481 .29 Tramadol Ultram 42.9 3,324 87 .03 Hydromorphone Dilaudid 3.5 280 53 .19 Morphine 1.6 143 15 .10 Oxymorphone Opana .2 22 61 2.77 Total Addressable Market 216.0 12,324 2,675 *Principally generic pricing with pricing leverage for differentiated products Nasdaq: ACUR 14

Nasdaq: ACUR Limitx™ Near Term Activities • 4Q - 2015 • Submit an Investigational New Drug application to the FDA for Hydromorphone • Initiate a pilot p harmacokinetic study for Hydromorphone • Initiate development Hydrocodone micro - particle • 1H - 2016 • Pilot pharmacokinetic study for Hydromorphone topline results • Compete formulation of Hydrocodone tablets • Evaluate Partnering Opportunities Nasdaq: ACUR 15

Nasdaq: ACUR Marketed Product Opportunities • Aversion® Opioids Analgesic • Oxaydo ™ FDA approved • Licensed worldwide to Egalet Corp. • Product launched in the US in September 2015 • Supported by 50 sales representatives • Differentiated abuse deterrent label (snorting) • 1.6 billion tablet addressable market • Impede® Pseudoephedrine Nasal Decongestant • Acura markets Nexafed® and Nexafed® Sinus • Nexafed ® Launched December 2012 • Research collaboration with Bayer Healthcare • 12 Hour formulation in development • $0.3 billion addressable market 16

Nasdaq: ACUR • Egalet has US and EU Operations • Extended - release abuse deterrent formulations in development • Right of first negotiation for a Limitx™ oxycodone product Financial Terms • $5.0 million upfront payment • $2.5 million upon first US product shipment • $ 12.5 million one time milestone when worldwide net sales first reach $150 million in a calendar year • Royalties on a stepped basis starting at mid - single digits percentage to double digits on net sales worldwide Market Opportunity • 1.6 billion tablets dispensed • $.29/tablet generic market pricing • Egalet will set pricing for Oxaydo Oxaydo™ - Egalet Partnership aq : ACUR 17

Nasdaq: ACUR Impede® Technology/Nexafed® Franchise • Chemical conversion of pseudoephedrine (PSE) from cold products into methamphetamine • Dangerous, toxic process requires costly clean - up and creates child endangerment • Highly addictive – no pharmaceutical treatment • 1.2 million people in the US used methamphetamine at least once in 2014 • The 2006 Combat Methamphetamine Epidemic Act • Pseudoephedrine (PSE) products secured “behind the counter” / limits consumers purchases • 83% increase in labs incidents between 2007 and 2012 (49 states at least 1 incident) • State Legislative Initiatives Imposing Further Restrictions on Legitimate Consumers • Oregon, Mississippi and parts of Missouri require dispensing with a physician’s prescription • Pseudoephedrine is subject to ongoing Rx - only legislative activity • Nexafed® has been associated with reduction of meth - labs of up to 90% 18

Nasdaq: ACUR $0 $20 $40 $60 $80 2014 US ex - Factory 1 Sales ($340 Million) PSE/Cetirizine* PSE/ Loratadine * PSE 30mg PSE 120mg* PSE/Ibuprofen PSE/fexofenadine* Impede® - Expansion/Partnering Opportunities *12 Hour Extended - Release • Higher value targets in extended - release segment • Move to behind - the - counter generated ~50% value loss • Continued legislative pressure on pseudoephedrine product sales • Potential for sole source upside against generics with issued patent to 2032 • Creates strong partnering potential 1 Assumes a 28% mark - up to retail pricing 19

Nasdaq: ACUR Intellectual Property and Financial Information 20

Nasdaq: ACUR • Limitx™ Technology US issued patent expires 2033 • 1 U.S. patent issued • Aversion® Technology US issued patents expire 2023 to 2025 • 6 U.S. patents issued • US Generic market entry January 2022 • Patents issued in selected foreign jurisdictions • Impede® Technology US issued patent expires 2032 • 1 U.S. patent issued • Additional U.S. and foreign patents • Multiple patent applications pending in the United States and internationally Intellectual Property Position 21

Nasdaq: ACUR Selected Financial Information $ Millions Cash, Cash Equivalents and Marketable Securities $15.2 Debt (60 month term @ 8.35% with interest only thru March, 2015 and principal & interest to December 2018) $8.7 Shares Outstanding Millions Total Common Shares Outstanding 11.801 Shares Held by 4 Largest Shareholders (52%) 6.110 • Sufficient cash to execute current business plan through 2016 • Projected to have ~ $13.5 million of cash at 12/31/2015 Financial and Share Summary @ 10/1/2015 22

CONFIDENTIAL Nasdaq: ACUR Acura Pharmaceuticals, Inc. 616 N. North Court, Suite 120 Palatine, IL 60067 (847) 705 - 7709 www.AcuraPharm.com www.Nexafed.com www.Oxaydo.com